EXHIBIT 99.3

Selection Criteria: Silent 2nds
Table of Contents

1.   Summary
2.   Current Principal Balance
3.   Current Rate
4.   Credit Score
5.   Lien
6.   Combined Original LTV
7.   Original LTV
8.   Documentation
9.   Purpose
10. Occupancy
11. Property Type
12. State
13. Zip
14. Remaining Months to Maturity
15. Amortization Type
16. Initial Periodic Cap
17. Periodic Cap
18. Months to Rate Reset
19. Life Maximum Rate
20. Margin

1. Summary

Scheduled Principal Balance: $415,422,277
Number of Mortgage Loans: 1,789
Average Scheduled Principal Balance: $232,209
Weighted Average Gross Coupon: 6.751%
Weighted Average Net Coupon: 6.241%
Weighted Average Current FICO Score: 640
Weighted Average Original LTV Ratio: 82.20%
Weighted Average Combined Original LTV Ratio: 82.20%
Weighted Average Stated Remaining Term (months): 359
Weighted Average Seasoning(months): 1
Weighted Average Months to Roll: 23
Weighted Average Gross Margin: 6.92%
Weighted Average Initial Rate Cap: 3.00%
Weighted Average Periodic Rate Cap: 1.50%
Weighted Average Gross Maximum Lifetime Rate: 13.74%

2. Current Principal Balance

			Pct. Of Pool By			Avg.	Weighted Avg.
	Number	Principal	Principal	Weighted Avg.	Weighted Avg.	Principal	Combined	Pct. Full	Pct. Owner
Current Principal Balance	of Loans	Balance	Balance	Gross Coupon	Current FICO	Balance	Original LTV	Doc	Occupied
$50,000 & Below	1	$49,967	0.01%	8.15%	634	$49,967	80.00%	0.00%	100.00%
$50,001 - $75,000	72	4,503,603	1.08	8.665	586	62,550	82.79	65.98	72.36
$75,001 - $100,000	112	10,044,250	2.42	7.519	614	89,681	84.64	77.18	80.41
$100,001 - $125,000	258	28,843,645	6.94	7.382	619	111,797	84.23	82.88	88.92
$125,001 - $150,000	171	23,546,282	5.67	7.232	621	137,698	83.87	80.45	91.99
$150,001 - $200,000	308	52,878,674	12.73	6.875	627	171,684	83.02	83.33	89.27
$200,001 - $250,000	225	50,269,829	12.1	6.79	630	223,421	82.66	71.18	91.56
$250,001 - $300,000	172	47,312,829	11.39	6.695	638	275,075	82.28	68.87	91.18
$300,001 - $350,000	139	44,809,710	10.79	6.575	646	322,372	82.06	55.75	95.75
$350,001 - $400,000	113	42,565,456	10.25	6.586	646	376,685	81.68	58.8	96.49
$400,001 & Above	218	110,598,033	26.62	6.417	659	507,330	80.71	49.04	96.29
Total:	1,789	$415,422,277	100.00%	6.75%	640	$232,209	82.20%	65.05%	92.81%

3. Current Rate

			Pct. Of Pool By			Avg.	Weighted Avg.
	Number	Principal	Principal	Weighted Avg.	Weighted Avg.	Principal	Combined	Pct.	Pct. Owner
Current Rate	of Loans	Balance	Balance	Gross Coupon	Current FICO	Balance	Original LTV	Full Doc	Occupied
4.99 & Below	9	$2,859,043	0.69%	4.99%	706	$317,671	80.00%	89.51%	100.00%
5.00 - 5.49	39	12,070,842	2.91	5.325	671	309,509	80.17	85.58	96.66
5.50 - 5.99	222	67,857,425	16.33	5.82	658	305,664	80.4	83	99.68
6.00 - 6.49	303	83,522,255	20.11	6.265	648	275,651	81.2	67.46	96.19
6.50 - 6.99	448	113,848,651	27.41	6.743	642	254,126	81.64	53.38	96.58
7.00 - 7.49	262	56,223,331	13.53	7.245	630	214,593	83.55	59.38	90.88
7.50 - 7.99	292	52,537,075	12.65	7.732	623	179,921	85.04	63.13	78.52
8.00 - 8.49	117	16,202,069	3.9	8.215	597	138,479	87.16	71	86.31
8.50 - 8.99	59	6,098,439	1.47	8.711	589	103,363	85.66	69.32	73.5
9.00 & Above	38	4,203,148	1.01	9.577	548	110,609	76.4	38.91	53.87
Total:	1,789	$415,422,277	100.00%	6.75%	640	$232,209	82.20%	65.05%	92.81%

4. Credit Score

			Pct. Of Pool By			Avg.	Weighted Avg.
	Number	Principal	Principal	Weighted Avg.	Weighted Avg.	Principal	Combined	Pct.	Pct. Owner
Credit Score	of Loans	Balance	Balance	Gross Coupon	Current FICO	Balance	Original LTV	Full Doc	Occupied
740 & Above	46	$14,329,378	3.45%	6.43%	765	$311,508	81.02%	35.47%	86.42%
720 - 739	42	11,810,766	2.84	6.357	728	281,209	80.24	42.46	91.22
700 - 719	73	20,588,502	4.96	6.426	710	282,034	80.84	40.08	92.45

			Pct. Of Pool By			Avg.	Weighted Avg.
	Number	Principal	Principal	Weighted Avg.	Weighted Avg.	Principal	Combined	Pct.	Pct. Owner
Credit Score	of Loans	Balance	Balance	Gross Coupon	Current FICO	Balance	Original LTV	Full Doc	Occupied
680 - 699	114	32,038,070	7.71	6.51	690	281,036	81.44	47.78	87.87
660 - 679	200	52,620,428	12.67	6.412	669	263,102	80.68	50.26	94.59
640 - 659	255	70,546,652	16.98	6.602	649	276,654	80.91	45.23	97.16
620 - 639	291	68,304,068	16.44	6.752	630	234,722	82.22	62.54	89.18
600 - 619	244	51,649,753	12.43	6.721	609	211,679	82.92	94.51	93.64
580 - 599	301	55,370,288	13.33	6.961	589	183,954	82.96	96.87	94.8
560 - 579	123	23,085,204	5.56	7.691	569	187,685	88.74	90.56	93.07
540 - 559	70	11,126,338	2.68	7.829	553	158,948	87.33	90.7	92.9
520 - 539	17	2,282,926	0.55	8.864	529	134,290	77.14	62.76	76.92
500 - 519	13	1,669,904	0.4	8.764	509	128,454	75.12	37.61	92.34
Total:	1,789	$415,422,277	100.00%	6.75%	640	$232,209	82.20%	65.05%	92.81%

5. Lien

			Pct. Of Pool By			Avg.	Weighted Avg.
	Number	Principal	Principal	Weighted Avg.	Weighted Avg.	Principal	Combined	Pct.Full	Pct. Owner
Lien	of Loans	Balance	Balance	Gross Coupon	Current FICO	Balance	Original LTV	Doc	Occupied
1st	1,789	$415,422,277	100.00%	6.75%	640	$232,209	82.20%	65.05%	92.81%
Total:	1,789	$415,422,277	100.00%	6.75%	640	$232,209	82.20%	65.05%	92.81%

6. Combined Original LTV

			Pct. Of Pool By			Avg.	Weighted Avg.
	Number	Principal	Principal	Weighted Avg.	Weighted Avg.	Principal	Combined	Pct. Full	Pct. Owner
Combined Original LTV	of Loans	Balance	Balance	Gross Coupon	Current FICO	Balance	Original LTV	Doc	Occupied
60.00 & Below	2	$195,912	0.05%	7.97%	512	$97,956	39.69%	71.41%	100.00%
60.01 - 70.00	12	4,794,079	1.15	7.726	609	399,507	67.57	44.24	85.32
70.01 - 80.00	1,199	303,059,248	72.95	6.543	650	252,760	79.93	54.69	97.46
80.01 - 85.00	72	13,684,999	3.29	7.212	613	190,069	84.98	94.41	69.65
85.01 - 90.00	503	93,346,039	22.47	7.303	611	185,579	89.98	95.33	81.44
90.01 - 95.00	1	342,000	0.08	7.65	606	342,000	95	100	100
Total:	1,789	$415,422,277	100.00%	6.75%	640	$232,209	82.20%	65.05%	92.81%

7. Original LTV

			Pct. Of Pool By			Avg.	Weighted Avg.
	Number	Principal	Principal	Weighted Avg.	Weighted Avg.	Principal	Combined	Pct. Full	Pct. Owner
Original LTV	of Loans	Balance	Balance	Gross Coupon	Current FICO	Balance	Original LTV	Doc	Occupied
60.00 & Below	2	$195,912	0.05%	7.97%	512	$97,956	39.69%	71.41%	100.00%

			Pct. Of Pool By			Avg.	Weighted Avg.
	Number	Principal	Principal	Weighted Avg.	Weighted Avg.	Principal	Combined	Pct. Full	Pct. Owner
Original LTV	of Loans	Balance	Balance	Gross Coupon	Current FICO	Balance	Original LTV	Doc	Occupied
60.01 - 70.00	12	4,794,079	1.15	7.726	609	399,507	67.57	44.24	85.32
70.01 - 80.00	1,199	303,059,248	72.95	6.543	650	252,760	79.93	54.69	97.46
80.01 - 85.00	72	13,684,999	3.29	7.212	613	190,069	84.98	94.41	69.65
85.01 - 90.00	503	93,346,039	22.47	7.303	611	185,579	89.98	95.33	81.44
90.01 - 95.00	1	342,000	0.08	7.65	606	342,000	95	100	100
Total:	1,789	$415,422,277	100.00%	6.75%	640	$232,209	82.20%	65.05%	92.81%

8. Documentation

			Pct. Of Pool By			Avg.	Weighted Avg.
	Number	Principal	Principal	Weighted Avg.	Weighted Avg.	Principal	Combined	Pct. Full	Pct. Owner
Documentation	of Loans	Balance	Balance	Gross Coupon	Current FICO	Balance	Original LTV	Doc	Occupied
Full	1,265	$270,245,043	65.05%	6.67%	626	$213,632	83.39%	100.00%	91.50%
Stated	511	141,689,985	34.11	6.897	666	277,280	79.84	0	96.03
Easy	13	3,487,249	0.84	7.294	600	268,250	86.48	0	63.27
Total:	1,789	$415,422,277	100.00%	6.75%	640	$232,209	82.20%	65.05%	92.81%

9. Purpose

			Pct. Of Pool By			Avg.	Weighted Avg.
	Number	Principal	Principal	Weighted Avg.	Weighted Avg.	Principal	Combined	Pct. Full	Pct. Owner
Purpose	of Loans	Balance	Balance	Gross Coupon	Current FICO	Balance	Original LTV	Doc	Occupied
PURCHASE	1,428	$325,635,150	78.39%	6.77%	642	$228,036	82.30%	61.23%	92.07%
CASHOUT REFI	351	87,225,135	21	6.67	630	248,505	81.88	78.88	95.36
RATE/TERM REFI	10	2,561,992	0.62	6.524	630	256,199	81.85	80.83	100
Total:	1,789	$415,422,277	100.00%	6.75%	640	$232,209	82.20%	65.05%	92.81%

10. Occupancy

			Pct. Of Pool By			Avg.	Weighted Avg.
	Number	Principal	Principal	Weighted Avg.	Weighted Avg.	Principal	Combined	Pct. Full	Pct. Owner
Occupancy	of Loans	Balance	Balance	Gross Coupon	Current FICO	Balance	Original LTV	Doc	Occupied
OWNER OCCUPIED	1,618	$385,544,524	92.81%	6.69%	639	$238,285	81.90%	64.13%	100.00%
NON OWNER	159	26,604,273	6.4	7.68	646	167,322	86.41	80.26	0
SECOND HOME	12	3,273,480	0.79	6.52	648	272,790	84.16	49.66	0
Total:	1,789	$415,422,277	100.00%	6.75%	640	$232,209	82.20%	65.05%	92.81%

11. Property Type

			Pct. Of Pool By			Avg.	Weighted Avg.
	Number	Principal	Principal	Weighted Avg.	Weighted Avg.	Principal	Combined	Pct. Full	Pct. Owner
Property Type	of Loans	Balance	Balance	Gross Coupon	Current FICO	Balance	Original LTV	Doc	Occupied
SINGLE FAMILY	1,484	$336,268,686	80.95%	6.74%	637	$226,596	82.17%	67.38%	94.57%
2-4 FAMILY	179	50,915,705	12.26	6.87	651	284,445	82.92	53.86	82.44
CONDO	126	28,237,887	6.8	6.633	656	224,110	81.29	57.51	90.48
Total:	1,789	$415,422,277	100.00%	6.75%	640	$232,209	82.20%	65.05%	92.81%

12. State

			Pct. Of Pool By			Avg.	Weighted Avg.
	Number	Principal	Principal	Weighted Avg.	Weighted Avg.	Principal	Combined	Pct. Full	Pct. Owner
State	of Loans	Balance	Balance	Gross Coupon	Current FICO	Balance	Original LTV	Doc	Occupied
CA	408	$140,115,517	33.73%	6.39%	654	$343,420	80.51%	55.41%	95.95%
NY	116	41,116,578	9.9	6.628	660	354,453	82.06	45.77	93.63
FL	189	33,919,355	8.17	7.152	631	179,467	83.54	73	87.61
GA	121	19,533,814	4.7	7.171	614	161,436	84.34	84.48	89.42
IL	111	18,492,044	4.45	7.087	628	166,595	83.8	78.27	83.39
NJ	61	16,905,162	4.07	6.896	637	277,134	82.65	60.14	92.55
VA	51	13,669,249	3.29	6.985	629	268,024	82.41	67.49	97.85
MD	59	13,503,659	3.25	6.789	632	228,876	82.49	68.55	89.85
MA	46	12,744,215	3.07	6.901	634	277,048	81.97	56.12	90.77
CO	64	11,704,732	2.82	6.299	636	182,886	80.99	89.08	97.53
Other	563	93,717,951	22.56	7.021	625	166,462	83.6	76.64	91.62
Total:	1,789	$415,422,277	100.00%	6.75%	640	$232,209	82.20%	65.05%	92.81%

13. Zip

			Pct. Of Pool By			Avg.	Weighted Avg.
	Number	Principal	Principal	Weighted Avg.	Weighted Avg.	Principal	Combined	Pct. Full	Pct. Owner
Zip	of Loans	Balance	Balance	Gross Coupon	Current FICO	Balance	Original LTV	Doc	Occupied
95020	4	$1,936,676	0.47%	5.94%	673	$484,169	80.00%	56.89%	100.00%
11236	5	1,912,526	0.46	6.546	673	382,505	80.81	36.48	100
92860	4	1,766,754	0.43	6.41	651	441,689	80	20.83	100
94533	5	1,708,799	0.41	6.596	660	341,760	80	32.54	100
92345	6	1,699,557	0.41	6.534	643	283,260	80	27.52	100
94561	4	1,643,534	0.4	6.401	642	410,884	82.74	100	100
12540	3	1,418,701	0.34	6.442	648	472,900	80	100	100
92688	3	1,410,013	0.34	6.314	705	470,004	80	0	100

			Pct. Of Pool By			Avg.	Weighted Avg.
	Number	Principal	Principal	Weighted Avg.	Weighted Avg.	Principal	Combined	Pct. Full	Pct. Owner
Zip	of Loans	Balance	Balance	Gross Coupon	Current FICO	Balance	Original LTV	Doc	Occupied
95336	5	1,391,449	0.33	6.339	631	278,290	82.1	81.04	100
89031	6	1,381,239	0.33	6.387	644	230,207	83.98	83.2	76.56
Other	1,744	399,153,028	96.08	6.766	639	228,872	82.26	65.57	92.6
Total:	1,789	$415,422,277	100.00%	6.75%	640	$232,209	82.20%	65.05%	92.81%

14. Remaining Months to Maturity

			Pct. Of Pool By			Avg.	Weighted Avg.
	Number	Principal	Principal	Weighted Avg.	Weighted Avg.	Principal	Combined	Pct. Full	Pct. Owner
Remaining Months to Maturity	of Loans	Balance	Balance	Gross Coupon	Current FICO	Balance	Original LTV	Doc	Occupied
1 - 180	1	$204,928	0.05%	6.60%	692	$204,928	80.00%	100.00%	100.00%
181 - 240	1	103,341	0.02	8.8	570	103,341	90	100	100
241 - 360	1,787	415,114,008	99.93	6.75	640	232,297	82.2	65.03	92.8
Total:	1,789	$415,422,277	100.00%	6.75%	640	$232,209	82.20%	65.05%	92.81%

15. Amortization Type

			Pct. Of Pool By			Avg.	Weighted Avg.
	Number	Principal	Principal	Weighted Avg.	Weighted Avg.	Principal	Combined	Pct. Full	Pct. Owner
Amortization Type	of Loans	Balance	Balance	Gross Coupon	Current FICO	Balance	Original LTV	Doc	Occupied
2 Year ARM	1,018	$212,767,569	51.22%	7.10%	633	$209,005	83.34%	57.93%	86.61%
2 Year ARM IO	655	177,961,432	42.84	6.33	646	271,697	80.84	71.26	99.52
Fixed	67	12,322,376	2.97	7.165	660	183,916	83.02	83.94	95.99
3 Year ARM IO	26	7,260,418	1.75	6.101	658	279,247	81.47	88.06	100
3 Year ARM	17	4,077,494	0.98	7.023	643	239,853	81.78	63.06	98.67
5 Year ARM	6	1,032,988	0.25	6.884	620	172,165	81.37	85.07	100
Total:	1,789	$415,422,277	100.00%	6.75%	640	$232,209	82.20%	65.05%	92.81%

16. Initial Periodic Cap

			Pct. Of Pool By			Avg.	Weighted Avg.
	Number	Principal	Principal	Weighted Avg.	Weighted Avg.	Principal	Combined	Pct. Full	Pct. Owner
Initial Periodic Cap	of Loans	Balance	Balance	Gross Coupon	Current FICO	Balance	Original LTV	Doc	Occupied
0	67	$12,322,376	2.97%	7.17%	660	$183,916	83.02%	83.94%	95.99%
3	1,722	403,099,901	97.03	6.738	639	234,088	82.18	64.48	92.71
Total:	1,789	$415,422,277	100.00%	6.75%	640	$232,209	82.20%	65.05%	92.81%

17. Periodic Cap

			Pct. Of Pool By			Avg.	Weighted Avg.
	Number	Principal	Principal	Weighted Avg.	Weighted Avg.	Principal	Combined	Pct. Full	Pct. Owner
Periodic Cap	of Loans	Balance	Balance	Gross Coupon	Current FICO	Balance	Original LTV	Doc	Occupied
0	67	$12,322,376	2.97%	7.17%	660	$183,916	83.02%	83.94%	95.99%
1.5	1,722	403,099,901	97.03	6.738	639	234,088	82.18	64.48	92.71
Total:	1,789	$415,422,277	100.00%	6.75%	640	$232,209	82.20%	65.05%	92.81%

18. Months to Rate Reset

			Pct. Of Pool By			Avg.	Weighted Avg.
	Number	Principal	Principal	Weighted Avg.	Weighted Avg.	Principal	Combined	Pct. Full	Pct. Owner
Months to Rate Reset	of Loans	Balance	Balance	Gross Coupon	Current FICO	Balance	Original LTV	Doc	Occupied
<= 0	67	$12,322,376	2.97%	7.17%	660	$183,916	83.02%	83.94%	95.99%
13 - 24	1,673	390,729,001	94.06	6.747	639	233,550	82.2	64	92.49
25 - 36	43	11,337,912	2.73	6.433	653	263,672	81.58	79.07	99.52
49 >=	6	1,032,988	0.25	6.884	620	172,165	81.37	85.07	100
Total:	1,789	$415,422,277	100.00%	6.75%	640	$232,209	82.20%	65.05%	92.81%

19. Life Maximum Rate

			Pct. Of Pool By			Avg.	Weighted Avg.
	Number	Principal	Principal	Weighted Avg.	Weighted Avg.	Principal	Combined	Pct. Full	Pct. Owner
Life Maximum Rate	of Loans	Balance	Balance	Gross Coupon	Current FICO	Balance	Original LTV	Doc	Occupied
0.00 - ?.01	67	$12,322,376	2.97%	7.17%	660	$183,916	83.02%	83.94%	95.99%
0.00 - 11.99	9	2,859,043	0.69	4.99	706	317,671	80	89.51	100
12.00 - 12.49	39	12,070,842	2.91	5.325	671	309,509	80.17	85.58	96.66
12.50 - 12.99	218	66,579,038	16.03	5.816	657	305,408	80.41	82.68	99.68
13.00 - 13.49	299	82,955,579	19.97	6.265	648	277,443	81.21	67.24	96.17
13.50 - 13.99	430	109,782,957	26.43	6.742	640	255,309	81.64	52.73	96.45
14.00 - 14.49	252	53,900,054	12.97	7.246	629	213,889	83.53	58.33	90.94
14.50 - 14.99	273	49,837,383	12	7.733	623	182,555	85	61.32	77.64
15.00 - 15.49	112	15,590,417	3.75	8.214	596	139,200	87.2	70.65	86.46
15.50 - 15.99	53	5,377,459	1.29	8.707	586	101,461	85.36	67.95	69.94
16.00 & Above	37	4,147,130	1	9.579	548	112,085	77.13	39.44	53.25
Total:	1,789	$415,422,277	100.00%	6.75%	640	$232,209	82.20%	65.05%	92.81%

20. Margin

			Pct. Of Pool By			Avg.	Weighted Avg.
	Number	Principal	Principal	Weighted Avg.	Weighted Avg.	Principal	Combined	Pct. Full	Pct. Owner
Margin	of Loans	Balance	Balance	Gross Coupon	Current FICO	Balance	Original LTV	Doc	Occupied
0.00 - ?.01	67	$12,322,376	2.97%	7.17%	660	$183,916	83.02%	83.94%	95.99%
5.50 - 5.99	9	2,859,043	0.69	4.99	706	317,671	80	89.51	100
6.00 - 6.49	51	15,617,540	3.76	5.367	674	306,226	80.13	85.85	97.42
6.50 - 6.99	1,662	384,623,318	92.59	6.807	637	231,422	82.28	63.42	92.47
Total:	1,789	$415,422,277	100.00%	6.75%	640	$232,209	82.20%	65.05%	92.81%

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